SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Parr Family of Funds

(Name of Registrant as Specified in Its Charter)

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PARR FAMILY OF FUNDS

The USX China Fund

May 13, 2011

Dear Shareholder:

The shareholders of The USX China Fund (the “Fund”), a series of Parr Family of Funds (the “Trust”), are being asked to approve the appointment by the Board of Trustees of the Trust of Matrix 360 Advisor, LLC (“Matrix 360”) and Parr Financial Group, LLC (“Parr”) as the new investment adviser and sub-advisor to the Fund, respectively, and to elect new trustees to the Trust’s Board of Trustees.

Parr has served as investment adviser to the Fund since August 2007.  In February 2011, Matrix 360, an affiliate of Matrix 360 Administration, LLC, the Fund’s administrator and transfer agent (“Matrix 360 Administration”) and Matrix Capital Group, Inc., the Fund’s principal underwriter (“Matrix Capital”, and collectively, with Matrix 360 and Matrix 360 Administration, “Matrix”), approached management of the Trust and Parr with a proposal for (i) Matrix 360 to become the Fund’s new investment adviser; (ii) the Fund to continue to retain Parr as the Fund’s sub-advisor for day-to-day management of the Fund; and (iii) Matrix 360 to assume responsibility for the Fund’s expense cap under a new Expense Limitation Agreement with the Fund.  Matrix 360 is a Delaware limited liability company, registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  Matrix 360 is owned by Matrix 360 Holding, LLC, of which Christopher Anci, the Chief Executive Officer of Matrix Capital and the managing member of Matrix 360 Administration, is a member.

Under the proposed new advisory structure, Parr will continue to provide similar services for the Fund as it did pursuant to its former role as the sole investment adviser to the Trust, and Stephen L. Parr, owner of Parr and current portfolio manager of the Fund, will continue to be the Fund’s portfolio manager.  With oversight from Matrix 360, Parr will continue to be responsible for the day-to-day portfolio management of the Fund.  There will be no change in the amount of advisory fees paid by the Fund in connection with the restructuring of the Fund’s advisory arrangements. Matrix 360, as the Fund’s new investment adviser, will receive the same advisory fees from the Fund as Parr did under its original investment advisory agreement with the Fund, and Matrix 360 will be solely responsible for paying Parr’s sub-advisory fees.

In reviewing the Matrix 360 proposal, the Board of Trustees first considered Parr’s endorsement of the proposal.  Parr indicated that it supported the proposal because it allows for Parr to continue its day-to-day portfolio management of the Fund, and for Mr. Parr to remain as the Fund’s portfolio manager, while at the same time providing Parr with access to Matrix 360’s enhanced research capabilities, transferring the responsibility for the Fund’s Expense Limitation Agreement to Matrix 360 and increasing the Fund’s potential for growth through enhanced distribution channels offered by Matrix.  The Board of Trustees also considered, among other things, the benefits that having Matrix 360 as the Fund’s investment adviser would provide the Fund and its shareholders, including Matrix’s experience servicing mutual funds in the administration and broker-dealer areas since 2004, their financial resources, their existing relationships with other financial institutions and service providers, their investment adviser experience, their enhanced research tools that would be shared with Parr as sub-advisor to the Fund and their potential to enhance the Fund’s current distribution network and to ultimately grow the Fund’s assets.

After careful consideration, the Board of Trustees has accepted the Matrix 360 proposal and approved the appointment of Matrix 360 as the Fund’s investment adviser and Parr as the Fund’s sub-advisor, effective on the date these appointments are approved by a majority of the outstanding shares of the Fund.  Until such approval is obtained, the Board of Trustees has appointed Matrix 360 as investment adviser and continued to retain Parr as the Fund’s day-to-day manager on an interim basis pursuant to, respectively, the adoption of an interim advisory agreement with Matrix 360 on substantially the same terms as Parr’s prior advisory agreement, and the simultaneous continued retention of Parr as sub-advisor on terms similar to Parr’s prior advisory agreement.

In addition to approving the proposed advisory structure, the Board of Trustees has approved the expansion of the membership of the Board of Trustees from three to four members, and has nominated four new trustees to serve as the Trust’s Board of Trustees. The nominees for trustee positions are Mr. Thomas Krausz, Mr. Art Falk, Mr. Tom M. Wirtshafter and Mr. Anci, the qualifications of each of which are set forth below.

The Board of Trustees has concluded that appointing Matrix 360 as the new investment adviser to the Fund, appointing Parr as the Fund’s sub-advisor and electing the new trustees would serve the best interests of the Fund and its shareholders.  The Board of Trustees recommends that you vote FOR these three proposals after carefully reviewing the enclosed materials.

Your vote is important.  Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope.  If we do not hear from you after a reasonable amount of time you may receive a telephone call from us reminding you to vote your shares.  On behalf of the Board of Trustees, we thank you for your continued investment in The USX China Fund.

Sincerely,

/s/ Stephen L. Parr

Stephen L. Parr
President

PARR FAMILY OF FUNDS

THE USX CHINA FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 17, 2011

A Special Meeting of Shareholders of The USX China Fund (the “Fund”) will be held on June 17, 2011, at 3:00 p.m., local time, at the offices of Parr Family of Funds (the “Trust”), which is located at 5100 Poplar Avenue, Suite 3117, Memphis, TN 38137.  At the meeting (the “Special Meeting”), we will ask the shareholders to vote on:

1.	Appointment of Matrix 360 Advisor, LLC (“Matrix”) as investment adviser to the Fund;

2.	Appointment of Parr Financial Group, LLC (“Parr”) as the sub-advisor to the Fund;

3.	To elect four nominees to serve as members of the Board of Trustees of the Trust; and

4.	Any other matters that properly come before the meeting.

The Board of Trustees of the Trust has unanimously approved Proposals 1, 2 and 3.  Please read the accompanying Proxy Statement for a more complete discussion of the Proposals.

Shareholders of the Fund of record as of the close of business on May 2, 2011, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

You are invited to attend the Special Meeting.  If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible.  This is important for the purpose of ensuring a quorum at the special meeting.  You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the special meeting.

By order of the Board of Trustees,

/s/ Stephen L. Parr

Stephen L. Parr
President

May 13, 2011

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

           1.         Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

           2.         Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

           3.         Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Proxy Statement.  We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q:    What am I being asked to vote on?

A:     You are being asked to approve the following proposals: (i) a new investment advisory agreement (the “Proposed Advisory Agreement”) for your fund, The USX China Fund (the “Fund”), a series of the Parr Family of Funds (the “Trust”), with Matrix 360 Adviser, LLC (“Matrix 360”); (ii) a new investment sub-advisory agreement (the “Proposed Sub-Advisory Agreement”, and together with the Proposed Advisory Agreement, the “Proposed Agreements”) between the Fund, Matrix 360 and Parr Financial Group, LLC (“Parr”); and (iii) the election of four nominees to serve as members of the Board of Trustees of the Trust.

Q:    Why am I being asked to vote on the Proposed Agreements?

A:     Stephen L. Parr, one of the Fund’s original portfolio managers, has been managing the Fund since the Fund’s inception, and has been managing member of Parr since August 2007. In February 2011, Matrix 360, an affiliate of Matrix 360 Administration, LLC, the Fund’s administrator and transfer agent (“Matrix 360 Administration”) and Matrix Capital Group, Inc., the Fund’s principal underwriter (“Matrix Capital”, and collectively, with Matrix 360 and Matrix 360 Administration, “Matrix”), approached management of the Trust and Parr with a proposal for (i) Matrix 360 to become the Fund’s new investment adviser; (ii) the Fund to continue to retain Parr as the Fund’s sub-advisor for day-to-day management of the Fund; and (iii) Matrix 360 to assume responsibility for the Fund’s expense cap under a new Expense Limitation Agreement with the Fund.

After careful consideration, the Board of Trustees approved Matrix 360’s proposal. However, Matrix 360 and Parr are currently serving the Fund under interim agreements, which, in accordance with applicable rules under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective for a limited period of no more than 150 days from their effective date of March 15, 2011 (i.e., through August 12, 2011).  In order for Matrix 360, Parr to continue managing the Fund, the 1940 Act requires that the Proposed Agreements be approved by a majority of the shares of the Fund.

Q:    Why have the Trustees approved the Matrix 360 proposal?

A:     In reviewing the Matrix 360 proposal, the Board of Trustees first considered Parr’s endorsement of the proposal.  Parr indicated that it supported the proposal because it allows for Parr to continue its day-to-day portfolio management of the Fund, and for Mr. Parr to remain as the Fund’s portfolio manager, while at the same time providing Parr with access to Matrix 360’s enhanced research capabilities, transferring the responsibility for the Fund’s Expense Limitation Agreement to Matrix 360 and increasing the Fund’s potential for growth through enhanced distribution channels offered by Matrix.  The Board of Trustees also considered, among other things, the benefits that having Matrix 360 as the Fund’s investment adviser would provide the Fund and its shareholders, including Matrix’s experience servicing mutual funds in the administration and broker-dealer areas since 2004, their financial resources, their existing relationships with other financial institutions and service providers, their investment adviser experience, their enhanced research tools that would be shared with Parr as sub-advisor to the Fund and their potential to enhance the Fund’s current distribution network and to ultimately grow the Fund’s assets.

Q:    How do the Interim Investment Advisory Agreements differ from the Fund’s Previous Investment Advisory Agreement?

A:     The interim investment advisory agreement with Matrix 360 has substantially the same terms as the previous agreement with Parr, except that, the investment advisory fees earned by Matrix 360 under the agreement are being held in an interest-bearing escrow account until the expiration of the interim investment advisory agreement, and the term of the interim investment advisory agreement is the earlier of 150 days from the date of the agreement or the date the Proposed Advisory Agreement is approved by the shareholders of the Fund.  The investment advisory fees are being held in escrow so that, if the Proposed Advisory Agreement is not approved, Matrix 360 will only receive the lesser of (1) any costs Matrix 360 incurred in performing the interim agreement, plus interest earned on that amount while in escrow, or (2) the total amount in the escrow account, plus interest earned.  The interim agreement with Parr has similar terms as the previous agreement with Parr; however, the fees earned by Parr under the agreement will not be paid until Matrix 360 receives its investment advisory fees under the interim advisory agreement, Matrix 360 reviews Parr’s activities and services, and the term of Parr’s interim agreement is the earlier of 150 days from the date of the agreement or the date the Proposed Sub-Advisory Agreement is approved by the shareholders of the Fund.

Q:    How will the Proposed Advisory Agreement differ from the Interim Agreement with Matrix 360?

A:     The Proposed Advisory Agreement is the same as the interim investment advisory agreement, except that (i) the Proposed Advisory Agreement has an initial term of two (2) years, and is renewable by the Board on an annual basis thereafter; and (ii) the Proposed Advisory Agreement may be terminated by the Fund on 60 days’ notice to Matrix 360.

Q:    How will the Proposed Sub-Advisory Agreement differ from the Interim Agreement with Parr?

A:     The Proposed Sub-Advisory Agreement is the same as Parr’s interim agreement with the Fund, except that (i) the Proposed Sub-Advisory Agreement has an initial term of two (2) years, and is renewable by the Board on an annual basis thereafter; and (ii) the Proposed Sub-Advisory Agreement may be terminated by the Trust or Matrix 360 at any time without the payment of any penalty, upon giving Parr 30 days’ notice, provided that any termination by the Trust is directed by the Board or by a vote of the holders of a majority of the shares of the Fund.  The Proposed Sub-Advisory Agreement can also be terminated by Parr on 60 days’ written notice to the Trust and Matrix 360.

Q:    Will the approval of the Fund’s Proposed Advisory Agreement change the total fees payable under the Fund’s Interim Advisory Agreement?

A:     No.  The fees payable to Matrix 360 under the Proposed Advisory Agreement are the same as the fees payable under the interim investment advisory agreement (which are the same as those paid under the previous advisory agreement with Parr). In addition, Matrix 360 has entered into an expense limitation agreement with the Fund, whereby Matrix 360 has agreed to waivers and expense reimbursements, on the same financial terms as those of the expense limitation agreement that previously existed between the Fund and Parr.

Q:    How is Parr compensated under the Proposed Sub-Advisory Agreement?

A:     Under the Proposed Sub-Advisory Agreement, Matrix 360, at its own expense, will pay Parr a sub-advisory fee at an annual rate of 0.35% of the average daily net assets of the Fund.  The Fund will not pay any fees directly to Parr as the sub-advisor.

Q:    How will the approval of the Proposed Agreements change the management of the Fund?

A:     Upon the Approval of the Proposed Agreements, the Fund will continue to be managed pursuant to the investment objective and strategy as set forth in its prospectus, and Mr. Parr will continue to be the Fund’s portfolio manager.  Matrix 360 will manage the Fund’s operations, and will delegate to Parr the responsibility to make decisions with respect to all purchases and sales of securities and other investment assets in the Fund’s portfolio.

Q:    Why are shareholders being asked to elect trustees?

A:     The Board of Trustees has approved the expansion of the membership of the Board of Trustees from three to four members, and has nominated four new trustees to replace the Board’s current Trustees and to serve as the Trust’s Board of Trustees going forward. The nominees for trustee positions are Mr. Thomas Krausz, Mr. Art Falk, Mr. Tom M. Wirtshafter and Mr. Christopher Anci, the qualifications of each of which are set forth below under Proposal 3.

The current Trustees will resign upon the election of at least three new Trustees.  However, if the shareholders of the Fund do not elect at least three nominees for Trustee, then one or more (as applicable) current members of the Board will continue to serve as members of the Board.

Notwithstanding the foregoing, regardless of whether or not Mr. Parr continues to be a Trustee of the Trust, he expects to continue as the Fund’s portfolio manager.

Q:    Who is eligible to vote?

A:    Shareholders of record at the close of business on May 2, 2011 are entitled to be present and to vote at the Special Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Special Meeting.

Q:    How do I ensure that my vote is accurately recorded?

A:    You may attend the Special Meeting and vote in person or you may complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the Special Meeting will be voted as specified. If you specify a vote on any of Proposals 1, 2 or 3, your proxy will be voted as you indicate, and any Proposals for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals.

Q:    May I revoke my proxy?

A:   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received by the Trust at or prior to the Special Meeting, or by attending the Special Meeting and voting in person.

PARR FAMILY OF FUNDS

PROXY STATEMENT
TO SHAREHOLDERS OF THE USX CHINA FUND

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of the Parr Family of Funds (“Trust”), on behalf of The USX China Fund (the “Fund”), for use at a special meeting of the shareholders of all classes of the Fund (the “Special Meeting”).  The Special Meeting will be held at the offices of the Trust located at 5100 Poplar Avenue, Suite 3117, Memphis, Tennessee 38137, on June 17, 2011, at 3:00 p.m. local time, and at any adjournment thereof.  This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders, and the enclosed Proxy Card(s) are expected to be mailed to the Fund’s shareholders on or about May 16, 2011.

A Proxy Card that is properly executed and returned to the Fund prior to the Special Meeting will be voted as provided therein at the Special Meeting and at any adjournment thereof. A proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Special Meeting.  Signing and mailing a Proxy Card will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

The Board intends to bring before the Special Meeting the three proposals that are set forth in the Notice of Special Meeting of Shareholders and that are described in more detail in this Proxy Statement. The persons named as proxies on the enclosed Proxy Card will vote all shares represented by proxies in accordance with the instructions of shareholders as specified on the enclosed Proxy Card. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker submits a proxy card with respect to shares of the Fund held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner and does not have discretionary power to vote on a particular matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.

A quorum for the transaction of any business at the Special Meeting is constituted by the presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote at the Special Meeting representing more than fifty percent of the total combined net asset value of all shares issued and outstanding and entitled to vote at the Special Meeting.  As noted above, for purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker non-votes will be treated as shares that are present at the Special Meeting for purposes of a quorum.

In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Special Meeting to permit the further solicitation of proxies.  Any adjourned session or sessions may be held after the date set for the Special Meeting without notice, except announcement at the Special Meeting (or any adjournment thereof); provided, that no adjournment will be for a period exceeding 90 days after the record date.

In the event an adjournment is proposed because a quorum is not present, the persons named as proxies will vote in favor of adjournment.  If the necessary quorum is obtained, but the vote required to approve any of the proposals is not obtained, the persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies, FOR any such adjournment, and will vote AGAINST any such adjournment those proxies that they have been instructed to vote against any of the proposals.  Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal.  A vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

In addition to soliciting proxies by mail, officers of the Fund may solicit proxies by telephone or in person, without special compensation.  Matrix 360 has agreed to pay for the out-of-pocket expenses of the solicitation on behalf of the Fund.

Only shareholders of record in the Fund at the close of business on May 2, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  Each shareholder of record in the Fund on the Record Date is entitled to one vote for each share held in the Fund.  On the Record Date, 1,093,174.321 shares of the Fund were issued and outstanding, including 1,056,445.159 Class A shares and 36,729.162 Class C shares.

Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund’s Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone.  If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or by telephone by using the website or telephone number shown on the instruction form received from your broker or bank.

INTRODUCTION

Parr Financial Group, LLC (“Parr”) has served as investment adviser to the Fund since August 2007.  In February 2011, Matrix 360, an affiliate of Matrix 360 Administration, LLC, the Fund’s administrator and transfer agent (“Matrix 360 Administration”) and Matrix Capital Group, Inc., the Fund’s principal underwriter (“Matrix Capital”, and collectively, with Matrix 360 and Matrix 360 Administration, “Matrix”), approached management of the Trust and Parr with a proposal for (i) Matrix 360 to become the Fund’s new investment adviser; (ii) the Fund to continue to retain Parr as the Fund’s sub-advisor for day-to-day management of the Fund; and (iii) Matrix 360 to assume responsibility for the Fund’s expense cap under a new Expense Limitation Agreement with the Fund.  Matrix 360 is a Delaware limited liability company, registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  Matrix 360 is owned by Matrix 360 Holding, LLC, of which Christopher Anci, the Chief Executive Officer of Matrix Capital and the managing member of Matrix 360 Administration, is a member.

In reviewing the Matrix 360 proposal, the Board of Trustees first considered Parr’s endorsement of the proposal.  Parr indicated that it supported the proposal because it allows for Parr to continue its day-to-day portfolio management of the Fund, and for Mr. Parr to remain as the Fund’s portfolio manager, while at the same time providing Parr with access to Matrix 360’s enhanced research capabilities, transferring the responsibility for the Fund’s Expense Limitation Agreement to Matrix 360 and increasing the Fund’s potential for growth through enhanced distribution channels offered by Matrix.  The Board of Trustees also considered, among other things, the benefits that having Matrix 360 as the Fund’s investment adviser would provide the Fund and its shareholders, including Matrix’s experience servicing mutual funds in the administration and broker-dealer areas since 2004, their financial resources, their existing relationships with other financial institutions and service providers, their investment adviser experience, their enhanced research tools that would be shared with Parr as sub-advisor to the Fund and their potential to enhance the Fund’s current distribution network and to ultimately grow the Fund’s assets.

After careful consideration, the Board of Trustees has accepted Matrix 360’s proposal and approved the appointment of Matrix 360 as the Fund’s investment adviser and Parr as the Fund’s sub-advisor, effective on the date these appointments are approved by a majority of the outstanding shares of the Fund.  Until such approval is obtained, the Board of Trustees has appointed Matrix 360 as investment adviser and continued to retain Parr as the Fund’s day-to-day manager on an interim basis pursuant to, respectively, the adoption of an interim advisory agreement with Matrix 360 on substantially the same terms as Parr’s prior advisory agreement, and the simultaneous continued retention of Parr as sub-advisor on terms similar to Parr’s prior advisory agreement.

The interim advisory agreement between the Trust and Matrix 360 will expire on the earlier of 150 days from the effective date of the interim advisory agreement or the date the Proposed Advisory Agreement (as defined below) is approved by the shareholders of the Fund. Similarly, the interim agreement between the Trust and Parr will expire on the earlier of 150 days from the date of the agreement or the date the Proposed Sub-Advisory Agreement (as defined below) is approved by the shareholders of the Fund.

If the Board’s appointments are approved by a majority of the shareholders of the Fund, the Trust will enter into a new investment advisory agreement with Matrix 360 with respect to the Fund (the “Proposed Advisory Agreement”), which has substantially the same terms as the previous investment advisory agreement between the Trust and Parr with respect to the Fund, and Matrix 360 and the Trust would enter into a new sub-advisory agreement with Parr with respect to the Fund (the “Proposed Sub-Advisory Agreement”, and together with the Proposed Advisory Agreement, the “Proposed Agreements”).  The Board of Trustees has determined that it is appropriate and in the best interest of the Fund to approve the Proposed Agreements. The Proposed Agreements are being submitted for shareholder approval, which is required under the Investment Company Act of 1940, as amended (the “1940 Act”) for the Proposed Agreements to be effective.

In addition to approving the Proposed Agreements, the Board of Trustees has approved the expansion of the membership of the Board of Trustees from three to four members, and has nominated four new trustees to serve as the Trust’s Board of Trustees. The nominees for trustee positions are Mr. Thomas Krausz, Mr. Art Falk, Mr. Tom M. Wirtshafter and Mr. Christopher Anci, the qualifications of each of which are set forth below under Proposal 3.

The proposed changes do not affect the Fund’s total advisory fees or its investment objectives, policies or restrictions, and shareholders are not being asked to approve any changes to the Fund’s investment objectives, policies or restrictions at this time.

Previous and Current Investment Advisory Agreements

Parr previously served as investment adviser to the Fund pursuant to an investment advisory agreement that was approved by the Board on July 30, 2007, and by the shareholders of the Fund on November 2, 2007.  Pursuant to the agreement, the Fund was obligated to pay Parr a management fee equal to 1.25% of the Fund’s average daily net assets, subject to a contractual agreement by Parr to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limited the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 2.00%.  During the Fund’s fiscal period ended April 30, 2011, the Fund did not pay any fees for advisory services to Parr (after Parr waived $162,517). During the Fund’s fiscal period ended April 30, 2010, the Fund paid fees to Parr in the amount of $92,455 (after Parr waived $126,540).

As stated above, the Board, at its meeting on March 14, 2011, appointed Matrix 360 and Parr to serve as investment adviser and sub-advisor, respectively, to the Fund on an interim basis, effective March 15, 2011, until shareholder approval of the Proposed Agreements can be obtained.  The interim investment advisory agreement with Matrix 360 has substantially the same terms as the previous agreement with Parr, except that, the investment advisory fees earned by Matrix 360 under the agreement are being held in an interest-bearing escrow account until the expiration of the interim investment advisory agreement, and the term of the interim investment advisory agreement is the earlier of 150 days from the date of the agreement or the date the Proposed Agreement is approved by the shareholders of the Fund.  The interim agreement with Parr has similar terms as the previous agreement with Parr; however, the fees earned by Parr under the agreement will not be paid until Matrix 360 receives its investment advisory fees under the interim advisory agreement, Matrix 360 reviews Parr’s activities and services, and the term of Parr’s interim agreement is the earlier of 150 days from the date of the agreement or the date the Proposed Sub-Advisory Agreement is approved by the shareholders of the Fund.

PROPOSAL 1:  APPROVAL OF PROPOSED ADVISORY AGREEMENT

On March 14, 2011, the Board of Trustees approved the Proposed Advisory Agreement with Matrix 360 as investment adviser to the Fund.  None of the Trust’s current Trustees are “interested persons” of Matrix 360, as defined in the 1940 Act (the “Independent Trustees”).  The Board, including the Independent Trustees voting in person, voted unanimously to approve the Proposed Advisory Agreement with Matrix 360 and to recommend approval of the Proposed Advisory Agreement to the Fund’s shareholders.

Consideration of Proposed Advisory Agreement

In considering the Proposed Advisory Agreement, the Board took into account a variety of factors and reviewed a significant amount of information. The Board also evaluated and considered, among other things, written information contained in a memorandum provided in advance of the meeting by Matrix 360, which included, without limitation, a summary of the proposal, information about Matrix 360, its principals and affiliates, and their past advisory experience (the “Matrix Memorandum”).

The Board did not identify any particular information that was all-important or controlling.  The approval determination was made on the basis of each Trustee’s business judgment after considering all of the factors taken as a whole.  Below is a discussion of the information considered by the Board, as well as the Board’s conclusion with respect to the Proposed Advisory Agreement.

The Board noted that, at the time of the meeting, Matrix 360’s affiliated entity, Matrix Capital, whose ownership and portfolio management personnel are similar to Matrix 360, is also a registered investment adviser that provides investment advice and portfolio management for unit investment trusts, and the Board reviewed performance information related to the unit investment trusts.  Matrix 360’s managing member, Christopher Anci, was available to answer the Board’s questions in regards to Matrix 360.  The Board discussed with Mr. Anci Matrix’s advisory experience, their experience servicing mutual funds in the administration and broker-dealer areas since 2004, their financial resources, their existing relationships with other financial institutions and service providers, their investment adviser experience, their enhanced research tools that would be shared with Parr as portfolio manager for the Fund and their potential to enhance the Fund’s current distribution network and to ultimately grow the Fund’s assets.

In addition, the Board noted that if approved by the Fund’s shareholders, Matrix 360 would retain Parr as the Fund’s sub-advisor, such that Parr would continue to be responsible for the Fund’s day-to-day portfolio management. The Board considered that as investment adviser, Matrix 360 would supervise Parr and provide operations, compliance and administrative support to Parr and the Fund.  The Board also noted that the terms of the Proposed Advisory Agreement were substantially the same as the Fund’s previous advisory agreement with Parr.

Furthermore, in deciding on whether to approve the Proposed Advisory Agreement, the Trustees considered numerous factors, including:

(i)
The nature, extent, and quality of the services to be provided by Matrix 360.  In this regard, the Board reviewed the services to be provided by Matrix 360 to the Fund including, without limitation, its procedures for serving as investment adviser to the Fund and assuring compliance with the Fund’s investment objective and limitations, its proposed coordination of services among the Fund’s service providers, its compliance procedures and practices, and its proposed efforts to promote the Fund and assist in its distribution.  The Board noted that Matrix Capital employees already serve the Trust as chief compliance officer and assistant treasurer, and that Matrix 360 had indicated, if needed, it would in the future provide from among its employees officers who will serve as officers of the Trust without additional compensation from the Fund.  After reviewing the foregoing information and further information provided in the Matrix Memorandum (e.g., descriptions of Matrix’s business and Matrix 360’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by Matrix 360 are satisfactory and adequate for the Fund.

(ii)
The investment performance of Matrix 360’s management.  Matrix 360 is a newly formed registered investment adviser, and does not have a performance record. However, because Matrix 360 shares similar ownership and portfolio management personnel with Matrix Capital, the Board reviewed the performance of current and recent clients of Matrix Capital with the performance of benchmark indices and comparable peer group indices and considered this performance in the context of the investment oversight responsibility that Matrix 360 will have with respect to Parr.  Specifically, while recognizing that the management of a unit investment trust has limited applicability to the services Matrix 360 would provide as investment adviser for the Fund since it does not involve ongoing active investment management, the Board nevertheless considered Matrix Capital’s performance information in evaluating the capabilities of Matrix 360 personnel to fulfill their proposed role overseeing management of the Fund.  After discussing Matrix Capital’s experience in managing unit investment trusts, its historical investment performance, the expectation that Matrix 360 will supervise Parr in the management of the Fund and other factors, the Board concluded that the investment performance of Matrix 360’s portfolio management personnel (based on prior activities for Matrix Capital) has been satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by Matrix 360 and its affiliates from the relationship with the Fund.  In this regard, the Board considered Matrix 360’s staffing, personnel, and methods of operating; Matrix 360’s compliance policies and procedures; the financial condition of Matrix 360 and the level of commitment the principal of Matrix 360 would have to the Fund and Matrix 360; the asset levels of the Fund; and the overall expenses of the Fund.  The Board discussed the Fund’s proposed Expense Limitation Agreement with Matrix 360, and considered that the proposed Expense Limitation Agreement with Matrix 360 is substantially similar to the Fund’s Expense Limitation Agreement with Parr.

The Board also considered potential benefits to Matrix 360 in managing the Fund, including promotion of Matrix 360’s name.  The Board compared the expense cap of the Fund to a peer group of other funds comparable to the Fund in terms of the type of fund and the nature of the investment strategy and markets invested in, among other factors.  The Board determined that, while the Fund’s expense cap is higher than the other funds, the expense cap is nonetheless reasonably close to the average expense cap of its peer group, especially when considering that the Fund has among the least assets under management of the peer group and invests solely in companies in mainland China.

Following the foregoing comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Matrix 360 by the Fund are fair and reasonable in relation to the nature and quality of the services to be provided by Matrix 360.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefits of the Fund’s investors.  In this regard, the Board considered that the Fund’s proposed fee arrangements with Matrix 360 involve both a management fee and an Expense Limitation Agreement.  The Board determined that the Fund has experienced benefits from a similar Expense Limitation Agreement in prior years.  The Board noted that, while the management fee would remain the same at all asset levels, the Fund will benefit from economies of scale under its agreements with service providers other than Matrix 360.  Additionally, the Fund has experienced benefits from the most recent similar Expense Limitation Agreement and, due to the size of the Fund, the Fund would likely continue to experience benefits from the proposed Expense Limitation Agreement until the Fund grows to a level where Matrix 360 would receive its full fee.  Following further discussion of the Fund’s asset levels, expectations for growth and levels of fees, the Board determined that the Fund’s proposed fee arrangement with Matrix 360 would provide benefits through the proposed Expense Limitation Agreement and that, at the Fund’s current and projected asset levels for the next year, the Fund’s proposed arrangement with Matrix 360 is fair and reasonable.

Conclusion

Based on its review, including its consideration of the fact that Matrix 360’s compensation under the Proposed Advisory Agreement is the same as the compensation previously paid to Parr as the Fund’s investment adviser, the Board concluded that the Proposed Advisory Agreement provides for fair and equitable compensation in light of the nature and quality of the services to be provided by Matrix 360 to the Fund and its shareholders, and that approval of the Proposed Agreement was in the best interest of the Fund and its shareholders.

Information Regarding Matrix 360

Matrix 360’s principal offices are located at 420 Lexington Avenue,  Suite 601,  New York,  NY, 10170.  Matrix 360 Holding, LLC is the sole owner of Matrix 360. Matrix 360 Holding, LLC, which has the same address as Matrix 360, is owned 36% by Christopher Anci, 32% by Jennifer Sarkany and 32% by Michelle Sarkany, each of whom is an employee of Matrix Capital.

Matrix 360 has been a registered adviser since November 2010, and does not currently have any advisory clients. However, Matrix Capital, which has similar management and personnel, and the same portfolio manager, as Matrix 360, has provided investment advice and portfolio management for unit investment trusts since 2003, and as of December 31, 2010, managed assets of approximately $14 million.

The names and principal occupations of each principal executive officer and director of Matrix 360, all located at 420 Lexington Avenue,  Suite 601,  New York,  NY, 10170, are listed below:

Name	Principal Occupation/Title
Christopher Anci	Managing Member
Walter Karle	Chief Compliance Officer
Richard Beringer	Managing Director

Matrix 360 does not serve as adviser or sub-advisor to any other mutual funds.

While (i) Matrix 360’s affiliate Matrix Capital has experience as an investment adviser, and (ii) Mr. Parr has been a portfolio manager for the Fund since its inception and will continue to serve as the Fund’s portfolio manager if shareholders approve the Proposed Advisory Agreement, shareholders of the Fund bear the risk that Matrix 360’s inexperience serving as an investment adviser to a mutual fund may limit Matrix 360’s effectiveness.

Terms of the Proposed Advisory Agreement

The following description is qualified in its entirety by reference to the form of Proposed Advisory Agreement attached hereto as Exhibit A.

The terms of the Proposed Advisory Agreement are substantially similar to those of the Fund’s previous investment advisory agreement with Parr.  Pursuant to the Proposed Advisory Agreement, Matrix 360 would be responsible for, among other things, supervising the investment program of the Fund and the composition of its investment portfolio, and arranging for the purchase and sale of securities and other assets held in the Fund’s portfolio.  The Proposed Advisory Agreement provides that services to be provided under the Agreement may be furnished through such parties as Matrix 360 may determine from time to time.  Matrix 360 would not be liable, under the terms of the Proposed Advisory Agreement, for any error of judgment or mistake of law or for any loss suffered by Trust or the Fund in connection with the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Agreement.

For the services provided under the Proposed Advisory Agreement, the Fund would agree to pay Matrix 360 a management fee equal to 1.25% of the Fund’s average daily net assets – the same fee the Fund paid to Parr under the previous investment advisory agreement.

If approved by the shareholders of the Fund, the Proposed Advisory Agreement would continue in force with respect to the Fund for a period of two years after the effective date of the Agreement (which will be no earlier than the date such shareholder approval is obtained), unless sooner terminated as provided in the Agreement.  The Proposed Advisory Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act.

The Proposed Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act).  The Proposed Advisory Agreement could be terminated by the Trust at any time without the payment of any penalty, upon giving Matrix 360 30 days’ notice, provided that such termination is directed by the Board or by a vote of the holders of a majority of the shares of the Fund.  The Proposed Advisory Agreement could also be terminated by Matrix 360 on 60 days’ written notice.

PROPOSAL 2:  APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT

At its meeting held on March 14, 2011, the Board of Trustees considered the proposed appointment of Parr as sub-advisor to the Fund.  The Board, including the Independent Trustees voting in person, voted unanimously to approve the Proposed Sub-Advisory Agreement between Matrix 360 and Parr and to recommend approval of the Proposed Sub-Advisory Agreement to the shareholders of the Fund.

Consideration of Proposed Sub-Advisory Agreement

In considering the Proposed Sub-Advisory Agreement, the Board took into account a variety of factors and reviewed a significant amount of information, including information received at prior meetings of the Board. The Board also evaluated and considered, among other things, written information contained in a memorandum provided in advance of the meeting by Parr, including, without limitation, Parr’s Form ADV and information related to Parr’s past investment performance (the “Parr Memorandum”), as well as answers to questions posed by the Board to Mr. Parr, the managing member of Parr, who was present at the meeting. Mr. Parr and the Board discussed Parr’s past performance, Parr’s proposed services as sub-advisor to the Fund and Parr’s approval of the Matrix 360 proposal.

The Board did not identify any particular information that was all-important or controlling.  The approval determination was made on the basis of each Trustee’s business judgment after considering all of the factors taken as a whole.  In deciding on whether to approve the Proposed Sub-Advisory Agreement, the Trustees considered numerous factors, including:

(i)
The nature, extent, and quality of the services to be provided by Parr.  In this regard, the Board reviewed the services to be provided by Parr to the Fund including, without limitation,  a review of its past investment advisory services to the Fund as its investment adviser, its coordination of services among the Fund’s service providers, its compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution.  The Board noted that Parr employees currently serve as officers of the Trust for no additional consideration, and that Mr. Parr plans to remain as the portfolio manager for the Fund. The Board discussed the experience of Parr and the firm’s expertise in the markets in which Chinese companies sell securities.  The Board also considered the terms of the Proposed Sub-Advisory Agreement and the responsibilities of Parr, noting that it would continue to be responsible for day-to-day management of the investment operations and composition of the Fund’s portfolio in accordance with the Fund’s investment objective and strategies as stated in its Prospectus and Statement of Additional Information. The Board considered that Matrix 360, in its capacity as investment adviser of the Fund, would oversee the investment sub-advisory services performed by Parr, and would be ultimately responsible for providing portfolio management services to the Fund. After reviewing the foregoing information and further information provided in the Parr Memorandum (e.g., descriptions of Parr’s business and Parr’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by Parr as sub-advisor to the Fund are satisfactory and adequate for the Fund.

(ii)
The investment performance of Parr.  In this regard, the Board reviewed information about the performance of the Fund since Parr became its adviser in August 2007.  The Board compared Parr’s past performance as the Fund’s adviser to the performance of comparable funds managed by other advisers and comparable peer group indices.  The Board also considered the consistency of Parr’s past management of the Fund with the Fund’s investment objective and policies.  Following discussion of the short and long-term investment performance of the Fund, Parr’s experience in managing the Fund and separate accounts, Parr’s historical investment performance and other factors, and the applicability of the foregoing to Parr acting as sub-advisor to the Fund, the Board concluded that the investment performance of Parr as adviser to the Fund has been satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by Parr and its affiliates from the relationship with the Fund.    In considering the costs of the services to be provided and profits to be realized by Parr and its affiliates from the relationship with the Fund, the Trustees considered Parr’s staffing, personnel, and methods of operating; the education and experience of Parr’s personnel; Parr’s compliance policies and procedures; the financial condition of Parr; the level of commitment to the Fund by Parr and its principals; the asset level of the Fund; and the overall expenses of the Fund, including the nature and frequency of sub-advisory fee payments.  The Trustees considered potential benefits for Parr in managing the Fund, including promotion of Parr’s name and the ability for Parr to place small advisory accounts of Parr into the Fund.  Trustees also reviewed the fees to be paid to Parr under the Proposed Sub-Advisory Agreement and noted that Matrix 360 will pay Parr, and that the Fund will have no responsibility for paying Parr as sub-advisor.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect these economies of scale for the benefits of the Fund’s investors.  In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors, the Trustees considered the fee arrangements between Matrix 360 and Parr.  The Trustees noted that, while the investment sub-advisor fee remained the same at all asset levels, Matrix 360 is responsible for paying Parr under the Proposed Sub-Advisory Agreement and the Fund would receive the benefits of the sub-advisory arrangement at no additional cost.  Following further discussion, the Board of Trustees determined that Matrix 360’s fee arrangements with Parr were reasonable.

Conclusion

Based on its review, the Board concluded that the Proposed Sub-Advisory Agreement provides for fair and equitable compensation in light of the nature and quality of the services to be provided by Parr to the Fund and its shareholders, and that approval of the Proposed Sub-Advisory Agreement was in the best interest of the Fund and its shareholders.

Information Regarding Parr

Parr’s principal offices are located at 5100 Poplar Avenue, Suite 3117, Memphis, TN 38137.  Parr is 100% owned by Mr. Parr.  Parr has been providing investment management services to the Fund since 2007.

The names and principal occupations of each principal executive officer and director of Parr, all located at 5100 Poplar Avenue, Suite 3117, Memphis, TN 38137, are listed below:

Name	Principal Occupation/Title
Stephen L. Parr	Managing Member
Kimberly Williams	Chief Compliance Officer, Vice President of Trading
Dorothy Westmoreland	Vice President
Sue L. Parr	Vice President, Human Resources

Parr does not serve as adviser or sub-advisor to any other mutual funds.

Terms of the Proposed Sub-Advisory Agreement

The following description is qualified in its entirety by reference to the form of Proposed Sub-Advisory Agreement attached hereto as Exhibit B.

The terms of the Proposed Sub-Advisory Agreement are similar to those of the previous investment advisory agreement between the Trust and Parr. Pursuant to the Proposed Sub-Advisory Agreement, however, Matrix 360 would delegate to Parr responsibility to make decisions with respect to all purchases and sales of securities and other investment assets in the Fund’s portfolio.   Under the Proposed Sub-Advisory Agreement, Parr would provide

Matrix 360 and the officers and Trustees of the Trust such reports and information regarding the Fund as they may reasonably request, or as Parr may believe appropriate.  Parr would not be liable, under the terms of the Proposed Sub-Advisory Agreement, for any error of judgment or mistake of law or for any loss suffered by Matrix 360, the Trust or the Fund in connection with the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Agreement.

The fee structure of the Proposed Sub-Advisory Agreement also differs from the prior investment advisory agreement in that Matrix 360 will pay Parr.  Pursuant to the Proposed Sub-Advisory Agreement, Matrix 360, at its own expense, would pay Parr a sub-advisory fee at an annual rate of 0.35% of the average daily net assets of the Fund.  The Fund will not pay any fees directly to Parr as the sub-advisor.

If approved by the shareholders of the Fund, the Proposed Sub-Advisory Agreement would continue in force for a period of two years after the effective date of the Agreement (which will be no earlier than the date such shareholder approval is obtained), unless sooner terminated as provided in the Agreement.  The Proposed Sub-Advisory Agreement would continue from year to year thereafter, so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act.

The Proposed Sub-Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act).  The Proposed Sub-Advisory Agreement could be terminated by the Trust or Matrix 360 at any time without the payment of any penalty, upon giving Parr 30 days’ notice, provided that any termination by the Trust is directed by the Board or by a vote of the holders of a majority of the shares of the Fund.  The Proposed Sub-Advisory Agreement could also be terminated by Parr on 60 days’ written notice to the Trust and Matrix 360.

PROPOSAL 3: ELECTION OF NEW TRUSTEES

GENERAL

The Board is currently comprised of three trustees: Mr. Donald G. Wood, Mr. James W. McDowell, Jr., and Mr. Stephen L. Parr (collectively, the “Current Trustees”).  Messrs. Wood, McDowell and Parr were each duly elected at the 2005 organizational meeting of shareholders of the Trust, and Mr. McDowell currently serves as the Chairman of the Board.

At the Special Meeting, shareholders of the Trust will vote to elect four persons recommended by the Board, with the approval of the Nominating Committee, to serve as trustees of the Trust: Mr. Thomas Krausz, Mr. Art Falk, Mr. Tom M. Wirtshafter and Mr. Christopher Anci (collectively, the “Proposed Trustees”).  The Proposed Trustees were introduced to the Nominating Committee and the Board by Mr. Anci, who, as stated above, is the managing member of Matrix 360 and the Chief Executive Officer of Matrix Capital, the Fund’s underwriter.

The Current Trustees will resign upon the election of at least three Proposed Trustees.  However, if the shareholders of the Fund do not elect at least three of the Proposed Trustees, then one or more (as applicable) current members of the Board will continue to serve as members of the Board.

Each of Messrs. Krausz, Falk and Wirtshafter (collectively, the “Proposed Independent Trustees”) will, upon their election as Trustees by the Fund’s shareholders, serve as Independent Trustees. Mr. Anci, upon his election as Trustee by the Fund’s shareholders, will be an Interested Trustee by virtue of his relationship with Matrix.

Under the terms of the Trust’s Bylaws, each Trustee serves until his successor is duly elected and qualified.  The Board of Trustees expects all nominees named herein to be available for election.  If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be recommended by the currently serving Trustees.

The persons named as proxies on the enclosed Proxy Card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of Proposed Trustees to serve as trustees of the Trust.  Each of the Proposed Trustees has consented to stand for election and to serve if elected.  If elected, a nominee will serve until his successor is duly elected and qualified in accordance with the Trust’s Bylaws.  Background information regarding the Current Trustees, the Proposed Trustees and the Fund’s officers, including brief biographical information for each such person, is set forth below as of February 28, 2011.  The address for each officer, Trustee and nominee, unless otherwise indicated, is 5100 Poplar Avenue, Suite 3117, Memphis, TN 38137.

BACKGROUND INFORMATION FOR TRUSTEES, OFFICERS AND NOMINEES

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships
Independent Trustees
Donald G. Wood 3103 Cambridge Hill Drive Dacula, Georgia 30019 Age 58	Trustee	Since Inception	Mr. Wood has provided business consulting services as a private consultant since February 1987.	One	None
James W. McDowell, Jr. 1400 Willow Louisville, Kentucky 40204 Age 68	Trustee and Chairman	Since Inception	Mr. McDowell has been the sole Principal and President of McDowell Associates, a business consulting firm, since 1993.	One	Mr. McDowell is a director of Fifth Third Bank Kentucky, a subsidiary of Fifth Third Bank.
Interested Trustee*
Stephen L. Parr 5100 Poplar Avenue, Suite 3117 Memphis, TN 38137 Age 57	Trustee and President	Since Inception
Mr. Parr has been the managing member and founder of Parr since its inception in July 2007.  Previously, he was a portfolio manager for Pope Asset Management, LLC (“Pope”), the Fund’s previous investment manager, and served as a vice president and a portfolio management consultant for Pope from 2001 to 2007.  Prior to 2001, he provided financial and strategic advice to a number of private and public companies.
				One	None
Independent Nominees
Thomas Krausz 420 Lexington Avenue Suite 601 New York, NY 10170 Age 66	Trustee	N/A
Mr. Krausz has been a management consultant to private enterprises since 2007. From 2005 to 2007 he was the Chief Technology Officer for IDT Ventures, a venture capital and business development firm. Prior to 2005, he was President of Mentorcom Services, Inc., a consulting and services company focusing on networking and web development.
				One	None
Art Falk 420 Lexington Avenue Suite 601 New York, NY 10170 Age 73	Trustee	N/A	Mr. Falk has been the President of Murray Hill Financial Marketing, a financial marketing consulting firm, since 1990.	One	None
Tom M. Wirtshafter 420 Lexington Avenue Suite 601 New York, NY 10170 Age 56	Trustee	N/A
Mr. Wirtshafter has been the President of each of American Portfolios Financial Services, a broker-dealer, and American Portfolios Advisors, an investment adviser, since 2009. From 2005 to 2008 Mr. Wirtshafter was a business consultant. Prior to 2005 he served in executive and consulting roles for various companies in the financial services industry.
				One	None

Interested Nominee**
Christopher Anci 420 Lexington Avenue Suite 601 New York, NY 10170 Age 43	Trustee	N/A
Mr. Anci is chief executive officer of Matrix 360 and has held various positions with Matrix Capital Group, Inc., the Fund’s underwriter, since 1996 (its President since 1/2004); President of LM Anderson Securities, a broker-dealer, since 2/2002.
				One	None
Officers
Dorothy L. Westmoreland 5100 Poplar Avenue, Suite 3117 Memphis, TN 38137 Age 63	Treasurer	Since August 1, 2007
Ms. Westmoreland is the Vice President and Officer Manager of Parr.   From January 2006 through July 2007, she was employed as a sales assistant with Pope.  From December 2004 to January 2006, she worked for Shumaker Financial as a client services representative.  Prior to 2003, Ms. Westmoreland was a client services representative with Clark Tower Executive Suites.
				N/A	N/A
Kimberly L. Williams 5100 Poplar Avenue, Suite 3117 Memphis, TN 38137 Age 43	Secretary	Since August 1, 2007
Ms. Williams is a Vice President of trading for Parr.  From 2003 to 2007, she was a trading and research assistant with Pope.  Prior to 2003, Ms. William was a registered sales assistant with Morgan Keegan & Co.
				N/A	N/A
David Ganley 630 Fitzwatertown Road Willow Grove, Pennsylvania 19090 Age 63	Chief Compliance Officer and Assistant Secretary	Since Inception
Mr. Ganley has been the Senior Vice President of Matrix Capital Group since January 2005.  He was previously president of InCap Securities and chief administrative officer of InCap Service Company Group, Inc. from 2001 to 2005.  Prior to 2001, Mr. Ganley was president of Declaration Securities and chief administrative officer of Declaration Service Company.
				N/A	N/A
Larry Beaver 630 Fitzwatertown Road Willow Grove, PA 19090 Age 41	Assistant Treasurer	Since March 2007	Mr. Beaver has been with Matrix Capital Group since February 2005 and currently is the Director of Fund Administration.	N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an officer and employee of Parr.

** The Interested Nominee will, if elected, be an Interested Trustee because he is an officer and employee of Matrix 360.

BOARD STRUCTURE

The Trust’s Board of Trustees includes two independent Trustees and one interested Trustee, Mr. Parr. Mr. McDowell, an independent Trustee, currently serves as Chairman of the Board of Trustees. The Trustees have determined that, given the current and historical small size of the Fund and the fact that there is a single fund of the Trust, the Trust’s current leadership structure is appropriate, as it allows Trust management to communicate with each independent Trustee as and when needed, and permits each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Trust’s President, Mr. Parr, and the Trust’s Chief Compliance Officer, David Ganley, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, a Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each of these Committees is comprised entirely of independent Trustees.

During the fiscal period ended April 30, 2011, the full Board of Trustees met on four occasions.

In considering the Proposed Trustees for election, the Board has determined that a structure whereby the Trust had three independent Trustees and one interested Trustee would also be effective, and would continue to allow for the same efficient communication, risk oversight and governance currently achieved by the Trustees. If the Proposed Trustees are elected, it is currently proposed that each of the nominees who would be independent Trustees will serve on each committee of the Board.

QUALIFICATION OF TRUSTEES

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Mr. Parr has extensive knowledge of the U.S. and Chinese economies and considerable experience as an investor, including his roles as principal and portfolio manager of the Adviser and, previously, as a portfolio manager of the Fund’s former investment adviser.  Mr. McDowell has experience as principal and president of his own business consulting firm, and additionally has experience as a director of Fifth Third Bank Kentucky. Mr. Wood has more than 20 years’ experience as a business consultant.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

The Board determined that each of the Proposed Trustees is qualified to serve as a trustee of the Fund based on a review of the experience, qualifications, attributes and skills of each Proposed Trustee.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: background and experience; past work in securities and related businesses and the likelihood that the Proposed Trustee would be able to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, Matrix 360, Parr, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Trustee.  Each Proposed Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: employment and management experience in the securities and investment management industry or companies in other fields, educational background and professional training.  The specific experience, skills, attributes and qualifications of each Proposed Trustee, which, in addition to the information set forth in the table above, led to the Board’s determination that the Proposed Trustee should serve as a Trustee, is provided below.

Thomas Krausz
Mr. Krausz has held numerous consulting and management positions, including as Chief Technology Officer for IDT Ventures, which provides venture capital and business development resources for domestic and international companies. Prior to his experience at IDT Ventures, Mr. Krausz was President of Mentorcom Services Inc., a consulting and services company focusing on networking and web development, and spent more than 20 years as an employee and then officer of IMI Systems, Inc., a computer consulting services company.

Art Falk
For over 20 years, Mr. Falk has been the President of Murray Hill Financial Marketing, a financial marketing consulting firm. Murray Hill provides consulting services on the development of mutual funds and similar investment products.

Tom M. Wirtshafter
Mr. Wirtshafter has more than 30 years’ experience managing and operating a wide range of financial services companies, and is currently the President of American Portfolios Financial Services, a broker-dealer, and American Portfolios Advisors, an investment adviser.

Christopher Anci	Mr. Anci has been affiliated with Matrix since 1996, and since that time has facilitated the expansion of Matrix’s business in the fund services, investment advisory and broker-dealer areas.

The Board annually performs a self-assessment on the current members, which includes a review of the composition of the Board and its committees, including diversity of trustees’ age, experience and skills; trustees’ service on other boards; committee structure; size of the Board and ratio of interested to independent trustees; size of the committees and ratio of interested to independent trustees; process for identifying and recruiting new trustees; qualifications for Board membership and determination of trustee independence.

TRUSTEE STANDING COMMITTEES

The Trustees have established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee also serves as the Trust’s qualified legal compliance committee.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met one time in the fiscal year ended April 30, 2011.

Nominating Committee:  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meeting of the shareholders of the Trust.  In considering candidates for nomination to the Board of Trustees, the Nominating Committee generally considers a candidate’s experience, qualifications, attributes, skills and potential to effectively participate in and contribute to the Board’s functions and oversight of the Trust, and will recommend candidates to the Board as appropriate. The Nominating Committee does not have a charter.  Because of the small size of the Fund and the considerable expense associated with soliciting proxies related to election of directors, it is the Nominating Committee’s policy not to consider nominees recommended by shareholders of the Trust.  The Nominating Committee meets only as necessary and did not meet during the fiscal year ended April 30, 2011.

Proxy Voting Committee:  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee meets only as necessary and did not meet during the fiscal year ended April 30, 2011.

DIRECTOR AND EXECUTIVE COMPENSATION

Compensation.  Officers of the Trust and Trustees who are “interested persons” of the Trust or the Advisers will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of  $2,000 each year plus $250 per Board or committee meeting attended in person and $100 per meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee**	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Donald G. Wood	$4,250	None	None	$4,250
James W. McDowell, Jr.	$2,250	None	None	$2,250
Interested Trustees
Stephen L. Parr	None	Not Applicable	Not Applicable	None
Independent Nominees
Thomas Krausz	None	Not Applicable	Not Applicable	None
Art Falk	None	Not Applicable	Not Applicable	None
Tom M. Wirtshafter	None	Not Applicable	Not Applicable	None
Interested Nominee
Christopher Anci	None	Not Applicable	Not Applicable	None

*    Figures are for the fiscal year ended April 30, 2011
**  Each of the Trustees serves as a Trustee to the one fund of the Trust.

TRUSTEE OWNERSHIP OF FUND SHARES; CONTROL PERSONS

Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee and nominee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of April 13, 2011 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Additional information related to beneficial ownership of the Fund’s Trustees and officers and other control persons is set forth on Appendix A.

Name of Trustee*	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies	Class of Shares
Independent Trustees
Donald G. Wood	B	B	A
James W. McDowell, Jr.	B	B	A
Interested Trustees
Stephen L. Parr	D	D	A
Independent Nominees
Thomas Krausz	A	A	N/A
Art Falk	A	A	N/A
Tom M. Wirtshafter	A	A	N/A
Interested Nominee
Christopher Anci	A	A	N/A

* Each Trustee serves as a trustee to the one fund of the Trust.

As of February 28, 2011, none of the Independent Trustees or the Proposed Independent Trustees (or any of their immediate family members) owned beneficially or of record any class of securities of Matrix 360, Parr or Matrix Capital, the Distributor of the Fund, or any person controlling, controlled by or under common control with Matrix 360, Parr or Matrix Capital.

RELATED PARTY TRANSACTIONS

During the past five years, none of the Independent Trustees or the Proposed Independent Trustees (or their immediate family members) had any direct or indirect interest in Matrix 360, Parr or Matrix Capital or any person controlling, controlled by or under common control with Matrix 360, Parr or Matrix Capital.

During the fiscal periods ended April 30, 2010 and April 30, 2011, none of the Independent Trustees or the Proposed Independent Trustees (or their immediate family members) had:

1.
Any direct or indirect material interest, in which the amount involved exceeds $120,000, in any transaction or series of similar transactions or any currently proposed transaction or series of currently proposed transactions with (i) the Fund; (ii) another fund managed by Matrix 360 or Parr, or distributed by Matrix Capital or with an investment adviser or principal underwriter controlling, controlled by or under common control with Matrix 360, Parr or Matrix Capital; (iii) Matrix 360, Parr or Matrix Capital; (iv) a person controlling, controlled by or under common control with Matrix 360, Parr or Matrix Capital; or (v) an officer of any of the above; or

2.
Any direct or indirect relationship or currently proposed relationship, in which the amount exceeds $120,000, with (i) the Fund; (ii) another fund managed by Matrix 360, Parr or distributed by Matrix Capital or a person controlling, controlled by or under common control with Matrix 360, Parr or Matrix Capital; (iii) Matrix 360, Parr or Matrix Capital; (iv) a person controlling, controlled by or under common control with Matrix 360, Parr or Matrix Capital; or (v) an officer of any of the above.

During the fiscal periods ended April 30, 2010 and April 30, 2011, no officer of Matrix 360, Parr or Matrix Capital or any person controlling, controlled by or under common control with Matrix 360, Parr or Matrix Capital served on the board of directors of a company where an Independent Trustee or a Proposed Independent Trustee of the Fund or any of their immediate family members served as an officer.

During the fiscal year ended April 30, 2011, there were no transactions in which the amount involved exceeded $120,000 and the Fund was a participant with: (i) any executive officer of the Fund; (ii) a holder of 5% or more of the Fund’s outstanding securities; or (iii) an immediate family member of either of the foregoing.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF TRUSTEES

Shareholders and other parties interested in communicating directly with the Chairman of the Board or with the Trustees as a group may do so by writing to the Secretary, Parr Family of Funds, 5100 Poplar Avenue, Suite 3117, Memphis, TN 38137. The Secretary of the Trust will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that she otherwise determines requires their attention. Trustees may at any time review a log of all correspondence received by the Trust that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Required Vote

Approval of each of Proposals 1 and 2 requires the vote of a “majority of the outstanding voting securities of the Fund” as defined in the 1940 Act.  This means the lesser of (1) 67% or more of the shares of the Fund present at the meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.  The affirmative vote of a plurality of the shares entitled to vote shall be required for the election of the individuals nominated as Trustees pursuant to Proposal 3.

If the proposals are not approved, the Board of Trustees will take appropriate action to ensure continuity of management of the Fund after reviewing the available alternatives, which may include appointing another investment adviser or liquidating the Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE 1) THE PROPOSED ADVISORY AGREEMENT BETWEEN THE TRUST AND MATRIX 360, 2) THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE TRUST, MATRIX 360 AND PARR, AND 3) THE ELECTION OF THE PROPOSED TRUSTEES AS TRUSTEES OF THE TRUST.

ADDITIONAL INFORMATION ABOUT THE FUND

Brokerage

During the fiscal year ended April 30, 2011, the Fund paid no brokerage commissions to any broker that is: (i) an affiliated person of the Fund; (ii) an affiliated person of such person; or (iii) an affiliated person that is also an affiliated person of the Fund, or any principal underwriter or administrator of the Fund.

Administrator

Matrix 360 Administration, LLC, located at 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090-1904, serves as the administrator and accounting agent of the Fund.

Distributor

Matrix Capital Group, Inc., located at 420 Lexington Avenue, New York, NY 10170-0002, serves as the distributor of the Fund.

During the fiscal period ended April 30, 2011, the Fund paid Matrix Capital and Matrix 360 Administration a total of $112,428 for administration, transfer agency and distribution services. During the fiscal period ended April 30, 2010, the Fund paid Matrix Capital a total of $108,142 for administration, transfer agency and distribution services. Matrix Capital provides distribution services to the Fund, and Matrix 360 Administration provides administrative and transfer agency services to the Fund. Matrix Capital and Matrix 360 Administration will continue to provide the foregoing services regardless of whether or not the Proposed Agreements are approved by the Fund’s shareholders.

VOTING PROCEDURES

How to Vote

This proxy is being solicited by the Board of Trustees of the Fund. You can vote by mail or in person at the Special Meeting.

To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided. If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date. You also can revoke a Proxy by voting in person at the Special Meeting. Even if you plan to attend the Special Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Special Meeting.

Proxy Solicitation

Matrix 360 will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Fund and officers and employees of Matrix 360 and Parr, without additional compensation, may solicit proxies in person or by telephone.

Quorum and Voting Requirements

The presence in person or by proxy of one half of the outstanding shares of the Fund entitled to vote will constitute a quorum for the Special Meeting. If a quorum is not present, sufficient votes are not received by the date of the Special Meeting, or the holders of shares present in person or by proxy determine to adjourn the Special Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. The Fund will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter) as shares that are present and entitled to vote for purposes of determining a quorum. A majority of shares represented at the meeting can adjourn the meeting. The persons named as proxies will vote in favor of adjournment those shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. “Broker non-votes” and abstentions will have the effect of votes against adjournment.

The Fund will count the number of votes cast “for” approval of each Proposed Agreement and each Proposed Trustee to determine whether sufficient affirmative votes have been cast. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of negative votes.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on June 17, 2011

This Proxy Statement is available on the Internet at: http://www.theusxchinafund.com/proxy.html

Information Regarding the Officers, Trustees and Proposed Trustees of the Trust
The following is a list of the executive officers, Trustees and Proposed Trustees of the Fund, their current positions with the Fund, and their current positions with Matrix 360 or Parr, if any:

Name	Position with the Fund	Position with Matrix 360	Position with Parr
Donald G. Wood	Independent Trustee	None	None
James W. McDowell, Jr.	Independent Trustee	None	None
Stephen L. Parr	Trustee, President of Trust	None	Managing Member, Portfolio Manager
Thomas Krausz	Proposed Independent Trustee	None	None
Art Falk	Proposed Independent Trustee	None	None

Tom M. Wirtshafter	Proposed Independent Trustee	None	None
Christopher Anci	Proposed Interested Trustee	Managing Member	None
Dorothy L. Westmoreland	Treasurer	None	Vice President and Office Manager
Kimberly L. Williams	Secretary	None	Vice President of Trading
David Ganley	Chief Compliance Officer	Senior Vice President of Matrix Capital, an affiliate of Matrix 360	None
Larry Beaver	Assistant Treasurer	Director of Fund Administration of Matrix Capital, an affiliate of Matrix 360	None

GENERAL INFORMATION

No other matters are expected to be presented at the Special Meeting other than the Proposals. If any other matter properly comes before the Special Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

It is anticipated that, following the Special Meeting, the Fund will not hold any meetings of shareholders except as required by Federal law or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, 5100 Poplar Avenue, Suite 3117, Memphis, TN 38137.

Shareholders will be informed of the voting results of the Special Meeting in the Fund’s annual report for the six-month period ending October 31, 2011 on Form N-CSR, which will be filed with the SEC on or before January 9, 2012.

The fiscal year end of the Fund is April 30.

The principal executive offices of the Trust are located at 5100 Poplar Avenue, Suite 3117, Memphis, TN 38137.

Annual and Semi-Annual Reports

The Trust will furnish, without charge, a copy of the Fund’s most recent annual report and semi-annual report to shareholders upon request. Requests for such reports should be directed to The USX China Fund c/o Matrix 360 Administration, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania, 19090-1904, or by calling the Fund toll-free at 877-244-6235.

Proxy Delivery

If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, write the Fund at The USX China Fund c/o Matrix 360 Administration, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania, 19090-1904 or call the Fund toll-free at 877-244-6235.

By Order of the Board of Trustees,

/s/ Kimberly L. Williams

Kimberly L. Williams
Secretary

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

This Agreement is made and entered into effective as of  [DATE], by and between the Parr Family of Funds, a Delaware Statutory Business Trust (the “Trust”) on behalf of The USX China Fund, a series of shares of the Trust (the “Fund”), and Matrix 360 Advisor, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated the Fund as a series of interests in the Trust; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Adviser to render certain investment management services to the Fund, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.         Obligations of the Investment Adviser

(a)        Services.  The Adviser agrees to perform the following services (the “Services”) for the Trust:

(1)        manage the investment and reinvestment of the assets of the Fund;

(2)        continuously review, supervise, and administer the investment program of the Fund;

(3)        determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)        provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement which the Trust and the Fund are required to maintain; and

(5)        render regular reports to the Trust’s trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time.

(b)        Expenses and Personnel.  The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein.  The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c)        Books and Records.  All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Adviser shall surrender to the Trust and the Fund such of the books and records so requested.

2.         Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors.  The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term.  The Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3.         Compensation of the Adviser.  The Fund will pay to the Adviser an investment advisory fee (the “Fee”) equal to an annualized rate of 1.25% of the average daily net assets of the Fund.  The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Adviser by the Fund within five (5) days after such calculation.

4.         Status of Investment Adviser.  The services of the Adviser to the Trust and the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to

2

the Trust and the Fund are not impaired thereby.  The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.         Permissible Interests.  Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.         Limits of Liability; Indemnification.  The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, except for information supplied by the Adviser for inclusion therein.  The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust's Declaration of Trust.

7.         Term.  This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)        the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days’ written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)        the Adviser may, at any time and without the payment of penalty, terminate this Agreement upon 60 days’ notice to the Trust and the Fund;

3

(c)        this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder); and

(d)        the terms of paragraphs 6 and 7 of this Agreement shall survive the termination of this Agreement.

8.         Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9.         Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

10.       Representations and Warranties.

(a)        Representations and Warranties of the Adviser.  The Adviser hereby represents and warrants to the Trust as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)        Representations and Warranties of the Trust.  The Trust hereby represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the 1940 Act; (iii) shares of each Trust are registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.       Structure of Agreement.  The Trust is entering into this Agreement solely on behalf of the Fund, and (a) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

12.       Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected

4

thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

PARR FAMILY OF FUNDS	MATRIX 360 ADVISOR, LLC

By:	By:
Title:	Title:

5

EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT

This Agreement is made and entered into effective as of  [DATE], by and between the Parr Family of Funds, a Delaware Statutory Business Trust (the “Trust”) on behalf of The USX China Fund, a series of shares of the Trust (the “Fund”), Matrix 360 Advisor, LLC, a Delaware limited liability company (the “Adviser”) and Parr Financial Group, LLC, a Tennessee limited liability company (the “Sub-Advisor”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated the Fund as a series of interests in the Trust;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and engages in the business of asset management;

WHEREAS, the Adviser acts as an investment adviser Trust on behalf of the Fund;

WHEREAS, the Sub-Advisor is registered as an investment adviser under the Advisers Act, and engages in the business of asset management;

WHEREAS, the Adviser, subject to the approval of the Trust, desires to retain the Sub-Advisor to render certain investment management services to the Fund; and

WHEREAS, the Trust is willing to approve the Sub-Advisor rendering certain sub-investment management services to the Fund, and the Sub-Advisor is willing to render such services.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.         Obligations of the Investment Adviser

(a)        Services.  Subject to the oversight of the Adviser, the Sub-Advisor agrees to perform the following services (the “Services”) for the Trust:

(1)        manage the investment and reinvestment of the assets of the Fund;

(2)        continuously review, supervise, and administer the investment program of the Fund;

(3)        determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)        provide the Trust, the Fund and the Adviser with records concerning the Sub-Advisor’s activities under this Agreement which the Trust and the Fund are required to maintain; and

(5)        render regular reports to the Adviser and the Trust’s trustees and officers concerning the Sub-Advisor’s discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations (hereinafter collectively referred to as the “Rules”).  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b)        Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein.  The Sub-Advisor shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Sub-Advisor herein and except to the extent required by law to be paid by the Sub-Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(c)        Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Sub-Advisor shall surrender to the Trust and the Fund or the Adviser such of the books and records so requested.

2.         Fund Transactions. Subject to the oversight of the Adviser and the Rules, the Sub-Advisor is authorized to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund.  With respect to brokerage selection, the Sub-Advisor shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors.  The Sub-Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Sub-Advisor with brokerage, research, analysis, advice and similar services, and the Sub-Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Sub-Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Advisor to the Fund and its other clients and that the total commission paid by the Fund will be

2

reasonable in relation to the benefits to the Fund and its other clients over the long-term.  The Sub-Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3.         Compensation of the Sub-Advisor.  The Adviser will pay to the Sub-Advisor an investment advisory fee (the “Fee”) equal to an annualized rate of 0.35% of the average daily net assets of the Fund.  The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Adviser within five (5) days after such calculation.

4.         Status of Sub-Advisor.  The services of the Sub-Advisor to the Trust and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.         Permissible Interests.  Trustees, agents, and stockholders of the Trust are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Trust as trustees, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.         Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust, the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, except for information supplied by the Sub-Advisor for inclusion therein.  The Trust agrees to indemnify the Sub-Advisor to the full extent permitted by the Trust's Declaration of Trust.

7.         Term.  This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least

3

annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)        the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days’ written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)        the Adviser may, at any time and without the payment of penalty, terminate this Agreement upon 30 days’ notice to the Sub-Advisor, the Trust and the Fund;

(c)        the Sub-Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days’ written notice to the Adviser, the Trust and the Fund;

(d)        this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder); and

(e)        the terms of paragraphs 6 and 7 of this Agreement shall survive the termination of this Agreement.

8.         Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9.         Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York.

10.       Representations and Warranties.

(a)        Representations and Warranties of the Adviser.  The Adviser hereby represents and warrants to the Sub-Advisor as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

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(b)        Representations and Warranties of the Sub-Advisor.  The Sub-Advisor hereby represents and warrants to the Adviser as follows: (i) the Sub-Advisor is a limited liability company duly organized and in good standing under the laws of the State of Tennessee and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(c)        Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Sub-Advisor as follows: (i) the Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the 1940 Act; (iii) shares of each Trust are registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.       Structure of Agreement.  The Trust is entering into this Agreement solely on behalf of the Fund, and (a) no breach of any term of this Agreement shall create a right or obligation with respect to the Fund or any series of the Trust other than the Fund; (b) under no circumstances shall the Sub-Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust, the Fund and the Adviser.

12.       Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

PARR FAMILY OF FUNDS

By:
Title: Trustee

PARR FINANCIAL GROUP, LLC

By: Stephen L. Parr
Title: Managing Member

MATRIX 360 ADVISOR, LLC

By:
Title:

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APPENDIX A

Control Persons and Principal Shareholders

As of May 2, 2011, the Trustees and Officers of the Trust owned beneficially (i.e., had direct or indirect voting and/or investment power) the following percentages of each class of the then outstanding shares of the Fund:

Name and Title of Officer or Trustee	Amount of Beneficial Ownership	Percent
Donald G. Wood, Independent Trustee	626.323 shares of Class A	0.06%
James W. McDowell, Jr., Independent Trustee	352.679 shares of Class A	0.03%
Stephen L. Parr, Trustee & President	14,260.916 shares of Class A	1.35%
David Ganley, Chief Compliance Officer and Assistant Secretary	None	None
Kimberly L. Williams, Secretary	None	None
Dorothy L. Westmoreland, Treasurer	None	None
Larry Beaver, Assistant Treasurer	None	None

As of May 2, 2011, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund as of May 2, 2011.

Class A Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Sterne Agee & Leach 813 Shades Creek Parkway Birmingham, AL 35209	661,961.044 shares	62.64%
Edith Parr N. Little Rock, AR 72116	125,363.774 shares	11.87%
D.L. Redfield Aledo, TX 76008	56,709.054 shares	5.37%

Class C Shares
Sterne Agee & Leach 813 Shades Creek Parkway Birmingham, AL 35209	32,496.565 shares	88.47%
Penson Financial Services 1700 Pacific Avenue, Suite 1400 Dallas, TX 75201	2,981.538 shares	8.12%

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF THE PARR FAMILY OF FUNDS
5100 Poplar Avenue
Suite 3117
Memphis, Tennessee 38137

2011 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints DAVID GANLEY and KIMBERLY WILLIAMS (collectively, the “Proxies”), and each of them with full power of substitution and revocation, acting by majority of those present and voting or if only one is present and voting then that one, to vote the shares of The USX China Fund that the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on June 17, 2011 and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, with respect to the following:

1.	To Approve the Proposed Advisory Agreement With Matrix 360 Advisor, LLC

☐ FOR
☐ AGAINST
☐ ABSTAIN

2.	To Approve the Proposed Sub-Advisory Agreement With Parr Financial Group, LLC

☐ FOR
☐ AGAINST
☐ ABSTAIN

3. Election of Trustees	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
a. Thomas Krausz	☐	☐	☐
b. Art Falk	☐	☐	☐
c. Tom M. Wirtshafter	☐	☐	☐
d. Christopher Anci	☐	☐	☐
INSTRUCTIONS FOR ITEM 3: To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” corresponding to the nominee’s name.

4.         In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the 2011 Special Meeting of Shareholders and any adjournment or postponement thereof.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned.  If signed and no direction is given for any item, this proxy will be voted FOR the approval of the Proposed Advisory Agreement with Matrix 360 Advisor, LLC, FOR the approval of the Proposed Sub-Advisory Agreement with Parr Financial Group, LLC, and FOR the election of all of the nominees for Trustee listed above, and, with respect to any other business as may properly be brought before the Special Meeting and any adjournments thereof, in accordance with the judgment of the person or persons voting on such matter or matters. Please return your executed form as soon as possible in the envelope provided to the Fund’s transfer agent, Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090-1904.

Dated: _______________, 2011

____________________________________ Name (print)	______________________________________ Signature

____________________________________	______________________________________
Name (print) (Only If Joint Owner)	Signature (Only If Joint Owner)

Please date and sign your name exactly as it appears on this Proxy.
Joint Owners of Fund Shares should each sign this Proxy.
When signing as attorney, executor, administrator or guardian, please give full title.